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                                                                    EXHIBIT 10.1

                             AGREEMENT RELATING TO
                     AGREEMENT OF STOCK PURCHASE AND SALE

     This Agreement Relating to Agreement of Stock Purchase and Sale (this "Agreement") is made and entered into as of this 23rd day of December, 1998, by and among Silverado Foods, Inc., an Oklahoma corporation ("Silverado"), Nonni's Food Company, Inc. (formerly known as Mom's Best Services, Inc.), a Florida corporation ("Nonni's"), and the entities and persons (the "Buyers") set forth on Exhibit A hereto.

     Whereas, Silverado, Nonni's and certain of the Buyers entered into the Agreement of Stock Purchase and Sale dated as of August 14, 1998, as amended on October 28, 1998, (as amended, the "Purchase Agreement") (certain terms used and not otherwise defined herein have the meanings ascribed to such terms in the Agreement);

     Whereas, on this date, upon the satisfaction or waiver of certain conditions set forth in the Purchase Agreement, the parties hereto intend to consummate the transactions contemplated in the Purchase Agreement;

     Whereas, the parties hereto desire that certain further understandings related to the consummation of the transactions contemplated in the Purchase Agreement be set forth and agreed in writing prior to the Closing, and therefore desire to enter into this Agreement setting forth such further understandings and agreements;

     Now, Therefore, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, each of the parties hereto agrees as follows:

          1. Section 13.5 of the Purchase Agreement provides that Exhibit A to the Purchase Agreement may be amended by Swander Pace Capital Fund, L.P. at any time prior to the Closing without the consent of any other party, so long as, among other things, any parties added as parties to the Purchase Agreement pursuant to Section 13.5 shall sign a counterpart signature page to the Agreement. The parties hereto hereby agree that Exhibit A to the Purchase Agreement shall be amended by replacing Exhibit A to the Purchase Agreement with Exhibit A to this Agreement. The parties further agree that execution of this Agreement shall be accepted as a counterpart signature page to both the Purchase Agreement and to this Agreement. All parties hereto shall be deemed to be a party to the Purchase Agreement, as amended by this Agreement.

          2. Notwithstanding anything to the contrary contained in the Purchase Agreement, the parties hereto hereby agree that the trade payables of Silverado listed on Exhibit B attached hereto (the "Retained Trade Payables") are not assumed, transferred, assigned or conveyed to Nonni's pursuant to the Purchase Agreement, but rather are retained by Silverado and in all respects considered to be part of the Retained Liabilities. Silverado agrees that, to the extent any

                                      1.
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Year-End Payment, Initial Earn-Out Payment or Additional Earn-Out Payment is due
to be paid by Nonni's to Silverado pursuant to the Purchase Agreement, Silverado shall apply such Year-End Payment, Initial Earn-Out Payment or Additional Earn-Out Payment (a) first, to amounts currently due up to $2.25 million plus interest under any bridge loan obtained by Silverado on or about the date hereof in connection with the consummation of the transactions contemplated in the Purchase Agreement, and (b) second, to payment of the Retained Trade Payables in the order specified by Swander Pace Capital Fund, L.P., and that the Year-End Payment, Initial Earn-Out Payment and Additional Earn-Out Payment shall not be applied for any payment prior to the payments made in (a) and (b). The parties hereto hereby agree that any Losses incurred by the Buyer Indemnitees in connection with the Retained Trade Payables shall be indemnifiable pursuant to
Article 12 of the Purchase Agreement and shall not be subject to any limitation on indemnification, including the limitation set forth in Section 12.7 of the Purchase Agreement.

          3. The parties hereby agree that the Right of Set-Off under Section
12.4 of the Purchase Agreement shall not apply to the Year-End Payment.

          4. The parties hereby acknowledge that Silverado may pay up to $1000 per Silverado plant employee for an aggregate amount not to exceed $250,000 to its plant employees as a bonus in connection with work performed in connection with the sale of the Business to the Buyers pursuant to the Purchase Agreement (the "Plant Bonus"). The parties hereby acknowledge and agree that the Plant Bonus shall be the responsibility of, and paid by, Silverado and Plant Bonus amounts paid will not appear on the Form W-2 for Nonni's employees. The Buyers hereby consent to the Plant Bonus. No waiver or consent is intended or granted and every other aspect of the Purchase Agreement, including all of the covenants contained in Article 7 therein, shall remain in full force and effect. The parties further agree that the Plant Bonus shall not be considered an expense in connection with the calculation of EBITDA or Plant-Level EBITDA described in
Section 3.5 of the Purchase Agreement.

          5. Nonni's and certain of the Buyers intend to enter into a Management Agreement on this date, pursuant to which such Buyers will render certain management services to Nonni's in exchange for periodic payments in cash. The parties hereby agree that such payments in cash shall not be considered an expense in connection with the calculation of EBITDA or Plant-Level EBITDA described in Section 3.5 of the Purchase Agreement.

          6. The parties hereby agree that Exhibit C attached hereto constitutes a corrected Schedule 5.11 to the Purchase Agreement and replaces Schedule 5.11 in its entirety.

     This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

     This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of Delaware (without giving effect to principles of conflicts of laws).

                                      2.
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     Except as otherwise agreed to herein, the Purchase Agreement shall remain in full force and effect.

     The parties hereto have caused this Agreement Relating to Agreement of Stock Purchase and Sale to be executed and delivered as of the date first written above.

Silverado Foods, Inc.

By:       /s/ Lawrence D. Field
Name:     Lawrence D. Field
Title:    Chairman of the Board of Directors

Nonni's Food Company, Inc.

By:       /s/ Timothy G. Bruer
Name:     Timothy G. Bruer
Title:    President

Swander Pace Capital Fund, L.P.,
a Delaware limited partnership

By:       Swander Pace Capital, L.L.C.,
a Delaware limited liability company, its general partner

By:       /s/ Andrew H. Richards
          Andrew H. Richards

SPC Executive Advisers Fund, LLC,
a Delaware limited liability company

By:       Swander Pace Capital L.L.C.,
a Delaware limited liability company, its manager

By:       /s/ Andrew H. Richards
          Andrew H. Richards

                                      3.
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SPC GP Fund, LLC,
a Delaware limited liability company

By:       Swander Pace Capital L.L.C.,
a Delaware limited liability company, its manager

By:       /s/ Andrew H. Richards
          Andrew H. Richards

SPC Associates Fund, LLC,
a Delaware limited liability company

By:       Swander Pace Capital L.L.C.,
a Delaware limited liability company, its manager

By:       /s/ Andrew H. Richards
          Andrew H. Richards

Silver Brands Partners,

By:       Silver Brands Inc.

By:       /s/ Rodney James Sands
          Rodney James Sands

/s/ Rodney James Sands
Rodney James Sands

/s/ Timothy G. Bruer
Timothy G. Bruer

/s/ Albert Lee Story
Albert Lee Story

/s/ Jan R. Grywczynski
Jan R. Grywczynski

                                      4.
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     The following exhibits to the Agreement Relating to Agreement of Stock
Purchase and Sale have been omitted from this filing. Copies of such exhibits will be furnished supplementally to the Securities and Exchange Commission upon request.

     Exhibit A - List of Buyers
     Exhibit B - Retained Trade Payables
     Exhibit C - Revised Schedule 5.11 - Agreements, Plans & Arrangements, Etc.

                                      5.